SkyBridge Opportunity Fund

Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Cryptocurrency and Digital Assets
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - b,e	04/01/2022	$151,130,989		$179,164,403	11.39%
Brevan Howard Digital Asset Multi-Strategy Fund, L.P.
Class B - side pocket - d	04/01/2022	36,869,012		60,958,500	3.87
Galaxy Institutional Bitcoin Fund, Ltd. - a	11/22/2023	55,000,000		155,725,640	9.90
Kingsway FCI Co-Investment SPC - d	07/01/2024	5,000,000		3,651,956	0.23
Multicoin Capital Offshore, SPC - b,e	12/01/2021	73,271,159		67,207,525	4.27
Multicoin Capital Offshore, SPC - side pocket - d	12/01/2021	8,903,691		1,338,292	0.09
Pantera Bitcoin Feeder Fund Ltd - a	12/08/2023	28,550,000		70,424,039	4.48
Polychain Global Ltd. - side pocket - d	01/01/2022	3,334,525		1,557,561	0.10
Pomp Bracket Digital Assets IV, LLC - d,m	08/05/2021	10,174,989		5,196,400	0.33

Total Cryptocurrency and Digital Assets		372,234,365		545,224,316	34.66

Directional Equity
Coatue Offshore Fund Ltd - liquidating account - d	01/01/2021	7,041,825		6,501,707	0.41
Harvest Claro, LLC - d,m	04/01/2021	18,352,305		8,423,940	0.54
Third Point Venture Offshore Fund I LP - c	10/14/2021	8,075,218		6,814,879	0.43
Whale Rock Flagship Fund Ltd - side pocket - d	11/01/2020	5,911,668		3,231,094	0.21

Total Directional Equity		39,381,016		24,971,620	1.59

Event Driven
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	111,364,239		144,853,682	9.21
Medalist Partners Harvest SPV Ltd - d,k	04/01/2021	9,156,288		1,283,784	0.08
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,e	05/01/2023	9,125,456		11,137,304	0.71
Seer Capital Partners Fund L.P. - d	01/01/2012	3,088,046		2,311,242	0.15
Seer Capital Partners Offshore Fund II Ltd. - d	01/01/2020	29,905,424		14,221,193	0.90
Seer Capital Partners Offshore Fund Ltd. - d	01/01/2016	4,911,564		3,501,379	0.22
Third Point Partners Qualified LP - side pocket - d	06/01/2023	7,348,730		6,593,540	0.42

Total Event Driven		174,899,747		183,902,124	11.69

Relative Value
Elliott Associates, LP - e,f	07/01/2024	37,211,160		38,032,349	2.42
Elliott International Ltd - b,e	07/01/2024	37,211,160		38,000,268	2.42
Millennium International, Ltd. - b,e	08/01/2015	92,250,842		136,859,565	8.70
Point72 Capital International, Ltd. - b,e	06/01/2020	24,698,300		45,698,998	2.90

Total Relative Value		191,371,462		258,591,180	16.44

Total Investments in Investment Funds - *		$777,886,590	†	$1,012,689,240	64.38

SkyBridge Opportunity Fund

Consolidated Schedule of Investments (continued)

June 30, 2025 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Securities
Antigua and Barbuda
Private Equity - ‡
FTX Trading Ltd. - g,l,m
Common stock (244,196 shares)	10/21/2021	$5,777,189		$-	0.00%
Series B preferred stock (352,658 shares)	08/02/2022	16,836,723		-	0.00
Series B-1 preferred stock (61,049 shares)	10/21/2021	2,222,794		-	0.00
Series C preferred stock (265,710 shares)	01/25/2022	12,370,621		-	0.00
Canada
Exchange Traded Fund (ETF)
3iQ Bitcoin ETF (8,011,000 shares)	11/15/2023	47,389,300		135,786,450	8.63
3iQ Solana Staking ETF (4,912,943 shares)	04/16/2025	50,049,133		60,871,364	3.87
CI Galaxy Bitcoin ETF (5,012,000 shares)	11/07/2023	34,371,241		100,290,120	6.37
Fidelity Advantage Bitcoin ETF (869,820 shares)	11/14/2023	10,431,833		30,913,403	1.96
Purpose Bitcoin ETF (7,958,250 shares)	11/07/2023	52,349,751		152,957,565	9.72
Cyprus
Private Equity - ‡
Genesis Digital Assets Limited - h,m
Ordinary shares (207,792 shares)	01/24/2022	24,900,962		1,345,314	0.09
Series A preferred shares (441,558 shares)	08/01/2021	35,416,667		11,660,046	0.74
United States
Common Stock
Chime Financial, Inc. (373,534 shares)	11/24/2021	25,799,993		12,890,658	0.82
Private Equity - ‡
Homebrew Ventures I, L.P. - i,j,m	07/01/2021	11,987,538		4,137,581	0.26
Lightning Labs, Inc. - g,m	01/01/2022	2,000,000		1,819,385	0.12
MoonPay SPV LLC - i,m	02/01/2022	1,000,000		619,094	0.04
New York Digital Investment Group LLC
Class B2 (945 shares) - g,m	08/19/2021	22,620,000		2,945,715	0.19
Nova Labs, Inc.
Common stock (187,014 shares) - g,m	04/15/2022	10,016,470		3,849,083	0.24
Payward, Inc. - g,m
Series A preferred stock (352,861 shares)	12/01/2021	18,090,987		10,477,788	0.67
Series seed preferred stock (258,000 shares)	11/01/2021	13,287,000		7,661,003	0.49
West Realm Shires Inc. - g,l,m
Class A common stock (1,310,000 shares)	11/10/2021	199,945		-	0.00
Series A preferred stock (8,533,916 shares)	01/25/2022	19,499,998		-	0.00

Total Investments in Securities - *		$ 416,618,145	†	$ 538,224,569	34.21

Other Assets, less Liabilities				22,382,000	1.41

Shareholders’ Capital				$ 1,573,295,809	100.00%

SkyBridge Opportunity Fund

Consolidated Schedule of Investments (continued)

June 30, 2025 (Unaudited)

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted daily.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $6,814,879 (0.67% of total Investments in Investment Funds) of term vehicles at June 30, 2025.
d

Illiquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund. The Company held $118,770,558 (11.73% of total Investments in Investment Funds) of illiquid investments at June 30, 2025.

e	As of June 30, 2025, subject to gated redemptions (these are investor-level percentage limitations on redemption).
f	Redemptions permitted semi-annually.
g	The industry for these securities is digital asset trading & servicing.
h	The industry for these securities is digital asset mining.
i	The industry for these securities is financial technology.
j	Forward agreement to receive shares of Plaid Inc. at a future date.
k

The investment is a restructuring of the Company’s interest in Medalist Partners Harvest Fund, LP and Medalist Partners Harvest Fund Ltd, which were first acquired on 8/1/2016 and 7/1/2017, respectively.

l

During the period, a related party owning a passive economic interest in the Adviser had a controlling interest in the private investments. The private investments are currently under Chapter 11 bankruptcy proceedings.

m	As of June 30, 2025, the value of this investment was determined using significant unobservable inputs.
‡

The Company’s Investments in Investment Funds and private equities are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.

*	All Investments in Investment Funds and securities are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of June 30, 2025, as computed for federal tax purposes, were as follows:

Aggregate cost	$978,823,703

Gross unrealized appreciation	$591,972,552
Gross unrealized depreciation	(362,557,635)

Net unrealized appreciation	$229,414,917

SkyBridge Opportunity Fund

Notes to Schedule of Investments

June 30, 2025 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Opportunity Fund (formerly known as SkyBridge Multi-Adviser Hedge Fund Portfolios LLC and had a name change on July 29, 2024 to SkyBridge Opportunity Fund LLC) (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of June 30, 2025, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at June 30, 2025
Investments in Investment Funds	$—	$—	$13,620,340	$999,068,900	$1,012,689,240
Investments in Securities
Common Stock	$12,890,658	$—	$—	$—	$12,890,658
Exchange Traded Fund (ETF)	$480,818,902	$—	$—	$—	$480,818,902
Private Equity	$—	$—	$44,515,009	$—	$44,515,009

SkyBridge Opportunity Fund

Notes to Schedule of Investments (continued)

June 30, 2025 (Unaudited)

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $999,068,900 have not been categorized in the fair value hierarchy. There were no purchases or sales into or out of Level 3 but there were transfers out of Level 3 into Level 1 during the period in the amount of $12,890,658. There was $(4,978,589), $(9,928,365) and $(151,711,885) unrealized (depreciation)/appreciation on cryptocurrency and digital assets, directional equity and private equity respectively, for the period ended June 30, 2025.

The following table summarizes the valuation methodology and significant unobservable inputs used to estimate the fair value of Level 3 investments as of June 30, 2025.

Type of Level 3 Investment	Fair Value as of June 30, 2025	Valuation Technique	Unobservable Input	Input Range	Input (weighted average)(1)
Investments in Investment Funds	$13,620,340	Market comparable companies	Revenue Multiple	4.50x-5.50x	5.0x
		Market comparable companies	ARR Multiple	40.0x-44.0x	42.0x
Investments in Securities
Private Equity	$44,515,009	Market comparable companies	Revenue Multiple	1.75x-110x	11.08x
		Market comparable companies	Actual Hash Rate	45.0-70.0	56.07

 (1) Unobservable inputs were weighted by the relative fair value of the investments.

Changes in inputs such as Revenue multiple, EBITDA multiple or Actual Hash Rate multiple, each in isolation, may change the fair value of certain Company’s investments. Generally, an increase in Revenue multiples, EBITDA multiples, and Actual Hash Rates multiples may result in an increase in the fair value of certain Company’s investments.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of June 30, 2025. and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Cryptocurrency and Digital Assets Investment Managers may pursue a variety of investment strategies in managing digital assets of an Investment Fund, and the Company may invest in Investment Funds that provide access to a particular digital asset or assets without a discretionary investment strategy. The Company may also invest in Investment Funds whose Investment Managers have discretion to manage a diversified portfolio of digital assets. The Company and Investment Funds may hold long and short positions in digital assets. The Company and Investment Funds may also invest in securities of companies related, in whole or in part, to digital assets or digital asset technologies (including digital asset miners, payment technologies, digital security, or crypto trading exchanges), or that otherwise have direct or indirect exposure to emerging technologies. The Company and Investment Funds may invest in derivative contracts on digital assets, including cryptocurrency swap agreements, for hedging purposes and non-hedging purposes. The Company may use its assets to offset the carbon

SkyBridge Opportunity Fund

Notes to Schedule of Investments (continued)

June 30, 2025 (Unaudited)

footprint associated with the Company’s exposure to Bitcoin and other digital assets. Generally, the Investment Funds within this strategy have daily to quarterly liquidity, subject to a 1 to 90 day notice period. Investment Funds in this strategy, representing approximately 13 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 45 percent of the Investment Funds in this strategy have gated redemptions. The remaining approximately 42 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy are illiquid. Investment Funds in this strategy, representing approximately 73 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 27 percent of the Investment Funds in this strategy are term vehicles with multi-year hard locks subject to periodic distributions.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 90 day notice period. Investment Funds in this strategy, representing approximately 15 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 6 percent of the Investment Funds in this strategy have gated redemptions. The remaining approximately 79 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 45 to 90 day notice period. 100 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months.

Common Stock and Private Equity Investments: The Company also makes investments in common stock and private investments in emerging portfolio companies (e.g., venture capital and growth equity investments) and may, on occasion, purchase and hold public equities. Equity investments are valued at initial transaction price and may subsequently be valued using valuation models in the absence of readily

SkyBridge Opportunity Fund

Notes to Schedule of Investments (continued)

June 30, 2025 (Unaudited)

observable market prices. Valuation models are generally based on (i) earnings before interest, taxes, depreciation and amortization (EBITDA) multiples analysis, (ii) the value attributable to the equity instrument from the enterprise value of the portfolio company or the proceeds that would be received if the portfolio company liquidated, and (iii) market and income (discounted cash flow) approaches, in which various internal and external factors are considered. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market existed for such assets or liabilities and the values that may ultimately be realized. Accordingly, the degree of judgment exercised by the Manager in determining fair value is greatest for assets or liabilities categorized as Level 3.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.